UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                  FORM 8 K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) July 20, 2005
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                                Zanett, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                          0-27068                    56-4389547
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                    10022
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:         (646) 502-1800
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On July 20, 2005, Zanett, Inc. (the "Company") announced the election of R. Evans Hineman to its Board of Directors. Mr. Hineman brings over 40 years of experience in both the intelligence community and the defense industry to the Zanett team. Mr. Hineman will fill the seat of Mr. Mohan Trikha, who is retiring, keeping the number of Members of the Zanett Board of Directors at seven.

      The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZANETT, INC.



Date:  July 20, 2005                   By: /s/ Jack M. Rapport
                                       Jack M. Rapport
                                       Chief Financial Officer

                                Exhibit Index

99.1   Press Release